SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934

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  [   ]       Preliminary Information Statement

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TEMPLETON FUNDS

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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 SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934

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[   ]       Preliminary Information Statement

[   ]       Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]       Definitive Information Statement

TEMPLETON GROWTH FUND, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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[   ]       Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[   ]       Fee paid previously with preliminary materials.

[   ]       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)  and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Templeton WORLD FUND

A SERIES OF Templeton FUNDS

and

Templeton growth Fund, inc.

300 S.E. 2nd Street

Fort Lauderdale, Florida 33301-1923

 IMPORTANT NOTICE OF INTERNET AVAILABILITY
 OF INFORMATION STATEMENT

This notice provides only an overview of the more complete Information Statement that is available to you on the Internet relating to the Templeton World Fund, a series of Templeton Funds (the “Trust”), and Templeton Growth Fund, Inc. (“TGF” and, together with Templeton World Fund, the “Funds”).  We encourage you to access and review all of the important information contained in the Information Statement, available online at: TGOF INFO STMT.

The Information Statement describes a recent change involving the investment management of the Funds.  Templeton Global Advisors Limited (“Global Advisors”) currently serves as the investment manager to the Funds.  Under an exemptive order from the U.S. Securities and Exchange Commission, Global Advisors is permitted to appoint and replace both wholly owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors without obtaining prior shareholder approval, but subject to the approval of the Trust’s Board of Trustees and TGF’s Board of Directors (together, the “Boards”).  Under the exemptive order, Global Advisors, the Funds’ investment manager, has the ultimate responsibility, subject to oversight by the Boards, to oversee the Funds’ sub-advisor(s) and recommend their hiring, termination and replacement.  On February 26, 2024, the Boards, on behalf of the Funds, appointed Templeton Asset Management, Ltd. (“TAML”) as a sub-advisor to each of the Funds and approved new sub-advisory agreements between Global Advisors and TAML, effective March 31, 2024, pursuant to which TAML supports Global Advisors in providing investment advice to each Fund.  In connection with the appointment of TAML as a sub-advisor to the Funds, Peter D. Sartori has been added as a portfolio manager to the Funds.

A more detailed description of TAML and its investment operations, information about the new sub-advisory agreements with TAML, and the reasons the Boards appointed TAML as a sub-advisor are included in the Information Statement.

This Notice of Internet Availability of Information Statement is being mailed beginning on or about June 28, 2024, to shareholders of record of the Funds as of June 21, 2024.  To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the Notice of Internet Availability of Information Statement. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have this document householded, please call us at (800) 632-2301.  The Information Statement will be available online until at least 90 days after mailing.  A paper or e-mail copy of the full Information Statement may be obtained, without charge, by contacting the Fund at (800) DIAL BEN / (800) 342-5236.  If you would like to receive a paper or e-mail copy of the full Information Statement, you must request one.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

TGOF SHLTR 06/24

A SERIES OF TEMPLETON FUNDS

Templeton World Fund

and

Templeton growth Fund, inc.

300 S.E. 2nd Street

Fort Lauderdale, Florida 33301-1923

INFORMATION STATEMENT

This Information Statement describes a recent change involving the investment management of the Templeton World Fund (the “World Fund”), a series of Templeton Funds (the “Trust”), and Templeton Growth Fund, Inc. (“TGF” and, together with the World Fund, the “Funds”).  At a meeting held on February 26, 2024 (the “February Board Meeting”), the Trust’s Board of Trustees, on behalf of the World Fund, and TGF’s Board of Directors (together, the “Boards” or the “Trustees/Directors”) appointed Templeton Asset Management, Ltd. (“TAML”) as sub-advisor to the Funds and approved new sub-advisory agreements between Templeton Global Advisors Limited (“Global Advisors” or the “Investment Manager”), the Funds’ investment manager, and TAML, effective March 31, 2024, pursuant to which TAML supports Global Advisors in providing investment advice to the Funds.  In connection with the appointment of TAML as a sub-advisor to the Funds, Peter D. Sartori has been added as a portfolio manager to the Funds.  Global Advisors has the ultimate responsibility, subject to the oversight by the Boards, to oversee the Funds’ sub-advisor(s) and recommend their hiring, termination and replacement.  Under an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), Global Advisors is permitted to appoint and replace both wholly owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements without obtaining prior shareholder approval, but subject to the approval of the Boards (the “Manager of Managers Order”).

This Information Statement is being made available via the internet beginning on or about June 28, 2024 to all shareholders of record of the Funds as of June 21, 2024 (the “Record Date”).  The Information Statement will be available online at TGOF INFO STMT until at least 90 days after its mailing to shareholders.  A paper or e-mail copy of this Information Statement may be obtained, without charge, by contacting the Fund at (800) DIAL BEN/(800) 342-5236.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

 NOT TO SEND US A PROXY.

Why am I receiving this Information Statement?

This Information Statement is being furnished to you by the Boards to inform shareholders of a recent change in the investment management of the Funds.  The Boards, upon the recommendation of Global Advisors, has approved a new sub-advisory agreement for each Fund between Global Advisors and TAML (together, the “TAML Sub-Advisory Agreements”).  Global Advisors and TAML are both wholly owned subsidiaries of Franklin Resources, Inc. (“FRI”).  This Information Statement provides details regarding TAML, the TAML Sub-Advisory Agreements and the reasons the Boards appointed TAML as a new sub-advisor.

What is the Manager of Managers Structure?

Following the appointment of TAML as a sub-advisor, the Funds currently have one sub-advisor.  TAML provides Global Advisors with investment management advice (which may include research and analysis).  Pursuant to the Manager of Managers Order, Global Advisors has the ultimate responsibility, subject to oversight by the Boards, to oversee the Funds’ sub-advisor(s) and recommend their hiring, termination and replacement.  Global Advisors also, subject to the review and approval of the Boards, sets each Fund’s overall investment strategy; evaluates, selects and recommends sub-advisor(s) to manage all or a portion of the Fund’s assets; and implements procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions.  Subject to review by the applicable Board, Global Advisors may allocate and, when appropriate, reallocate a Fund’s assets among sub-advisors, and will monitor and evaluate each sub-advisor’s performance.

The Funds, however, must comply with certain conditions when relying on the Manager of Managers Order.  One condition is that the Funds, by providing this Information Statement, inform shareholders of the hiring of any new wholly owned or unaffiliated sub-advisor within ninety (90) days after the hiring.

APPOINTMENT OF TAML AS A SUB-ADVISOR TO THE FUNDS

Why was TAML appointed as a New Sub-Advisor?

Global Advisors recommended, and each Board approved, the appointment of TAML as a sub-advisor to the applicable Fund in order to allow Peter D. Sartori to serve as a portfolio manager for the Funds. Prior to Global Advisors’ recommendation to the Boards to approve the TAML Sub-Advisory Agreement, Peter M. Moeschter, Executive Vice President and Director of Global Advisors, Christopher James Peel, President, Chief Executive Officer and Director of Global Advisors, and Warren Pustam, Vice President of Global Advisors, were the named portfolio managers of the Funds, with Mr. Moeschter designated as the lead portfolio manager of the Funds. Mr. Sartori is the Director of Portfolio Management for the Templeton Global Equity Group and a portfolio manager of TAML. Mr. Sartori joined Franklin Templeton Investments in 2019 and is based in Singapore.  Management believes that the performance of the Funds would benefit from the dedicated focus of Mr. Sartori.

Has the addition of TAML increased the Funds’ fees and expenses?

No.  The addition of TAML as sub-advisor to the Funds has had no impact on the investment management fees charged to the Funds or the fees paid by Fund shareholders, because the fees paid by Global Advisors to TAML are deducted from the fees paid by the Funds to Global Advisors.  The approval of the TAML Sub-Advisory Agreements for the Funds did not affect how the Funds are managed or the Funds’ investment goals, principal investment strategies or the principal risks associated with an investment in the Funds.

Information about TAML

TAML, located at 7 Temasek Blvd., Suntec Tower 1, #38-03, Singapore 038987, is organized as a Public Company Limited by Shares Incorporated Sg in Singapore and is registered as an investment adviser with the SEC.  TAML is a wholly owned subsidiary of Franklin Templeton Capital Holdings Private Limited, and an indirect wholly owned subsidiary of FRI.  Together, TAML and its affiliates manage, as of May 31, 2024, approximately $1.64 trillion in assets, and have been in the investment management business since 1947. FRI is a publicly owned holding company with its principal offices located at One Franklin Parkway, San Mateo, California 94403-1906.  The principal stockholders of FRI are Charles B. Johnson and Rupert H. Johnson, Jr., who owned approximately 19% and 20%, respectively, of its outstanding shares as of May 31, 2024. The shares deemed to be beneficially owned by Charles B. Johnson include certain shares held by three private charitable foundations for which he is a trustee, of which he disclaims beneficial ownership. The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation for which he is a trustee or by his spouse, of which he disclaims beneficial ownership.

The following table sets forth the name, business address and principal occupation of the principal executive officers and directors of TAML.

Name and Address	Position	Principal Occupation
Tariq Ashfaq Ahmad 7 Temasek Blvd., Suntec Tower 1, #38-03, Singapore 038987	Co-Chief Executive Officer & Director	Head of Asia Pacific Distribution, Global Advisory Services, Franklin Templeton
Manraj Singh Sekhon 7 Temasek Blvd., Suntec Tower 1, #38-03, Singapore 038987	Co-Chief Executive Officer & Director	Chief Investment Officer of Templeton Global Investments
John Goh 7 Temasek Blvd., Suntec Tower 1, #38-03, Singapore 038987	Chief Compliance Officer	Director of Global Compliance, Franklin Templeton
Sean Chee Hong Chong 7 Temasek Blvd., Suntec Tower 1, #38-03, Singapore 038987	Company Secretary	Associate General Counsel – Legal-Asia Franklin Templeton
Seh Kuan Lim 7 Temasek Blvd., Suntec Tower 1, #38-03, Singapore 038987	Director	Chief Accounting Officer – Asia, Franklin Templeton
Tek-Khoan Ong 7 Temasek Blvd., Suntec Tower 1, #38-03, Singapore 038987	Director	Senior Managing Director and Director of Private Equity of Franklin Templeton Emerging Markets Equity Group

TAML manages one other U.S. registered investment company with investment objectives and strategies similar to the Funds, as listed on Exhibit A.

material terms of the TAML Sub-Advisory AgreementS

Below is a summary of the material terms of the TAML Sub-Advisory Agreements.  This summary is qualified in its entirety by reference to the TAML Sub-Advisory Agreement, a form of which is attached as Exhibit B.

Services.  Subject to the overall policies, direction and review of the Boards and subject to the instructions and supervision of Global Advisors, TAML provides certain investment advisory services with respect to securities and investments and cash equivalents in each Fund.

Sub-advisory Fees.  TAML’s provision of sub-advisory services to the Funds has had no impact on the amount of investment management fees that are paid by the Funds or Fund shareholders because the fees that are received by TAML will be paid directly by Global Advisors.  Further, shareholder approval would be necessary to increase the investment management fees that are payable by a Fund, which is not contemplated.  The approval of the TAML Sub-Advisory Agreements will not affect how the Funds are managed or the Funds’ investment goals, principal investment strategies or the principal risks associated with an investment in the Funds.

Under the TAML Sub-Advisory Agreements, Global Advisors pays TAML a sub-advisory fee of 25% of the “net investment advisory fee” paid by each Fund to Global Advisors. The net investment advisory fee is defined in the TAML Sub-Advisory Agreements to equal (i) 96% of an amount equal to the total investment management fee payable to Global Advisors, minus any Fund fees and/or expenses waived and/or reimbursed by Global Advisors, minus (ii) any fees payable by Global Advisors to Franklin Templeton Services, LLC (“FT Services”) for fund administrative services.

Payment of Expenses.  During the term of the TAML Sub-Advisory Agreements, TAML pays all expenses incurred by it in connection with the services provided by it under the TAML Sub-Advisory Agreements other than the cost of securities (including brokerage commissions, if any) purchased by the Funds.

Brokerage.  TAML will use its best efforts to obtain for the Funds the most favorable price and execution available when placing trades for the Funds’ portfolio transactions. The TAML Sub-Advisory Agreements recognize that TAML may place orders on behalf of the Funds with a broker who charges a commission for that transaction which is in excess of the amount of commissions that another broker would have charged for effecting that transaction, in recognition of the brokerage and research services that such broker provides, in accordance with each Fund’s policies and procedures, the terms of the Fund’s investment management agreement, the Fund’s prospectus and Statement of Additional Information, and applicable law.

Limitation of Liability.  The TAML Sub-Advisory Agreements provide that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under such agreement on the part of TAML, neither TAML nor any of its directors, officers, employees or affiliates will be subject to liability to Global Advisors, the Trust, on behalf of the World Fund, or TGF, or to any shareholder of the Funds for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.

Continuance.  The TAML Sub-Advisory Agreements will continue in effect for two years after their effective date of March 31, 2024 unless earlier terminated. Each TAML Sub-Advisory Agreement is thereafter renewable annually for successive periods of twelve (12) months by a vote of a majority of a Fund’s Independent Trustees/Directors at a meeting called for the purpose of voting on such approval, and either (a) the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the Investment Company Act of 1940 (“1940 Act”), as the lesser of: (A) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority Vote”), or (b) a majority of the Board as a whole.

Termination.  Each TAML Sub-Advisory Agreement may be terminated (i) at any time, without payment of any penalty, by the Board upon written notice to Global Advisors and TAML, or a 1940 Act Majority Vote of a Fund’s shareholders, or (ii) by Global Advisors or TAML upon not less than sixty (60) days’ written notice to the other party.

What fees were paid by the Funds to affiliates of TAML during the most recent fiscal year?

Information regarding the fees paid by the Funds to affiliates of TAML during the Funds’ most recently completed fiscal years are provided below, under “ADDITIONAL INFORMATION ABOUT THE FUNDS.”

What factors did the Boards consider when approving the TAML Sub-Advisory Agreements?

At the February Board Meeting, each of the Boards, including a majority of the Trustees/Directors who are not “interested persons” (as defined in the 1940 Act) of the Trust or TGF (the “Independent Trustees/Directors”), reviewed and approved the TAML Sub-Advisory Agreement for an initial two-year period.  The Independent Trustees/Directors received advice from and met separately with Independent Trustee/Director counsel in considering whether to approve the TAML Sub-Advisory Agreement for each Fund.

The Boards reviewed and considered information provided by Global Advisors at the February Board Meeting with respect to the TAML Sub-Advisory Agreements.  The Boards also reviewed and considered the factors it deemed relevant in approving the TAML Sub-Advisory Agreements, including, but not limited to: (i) the nature, extent, and quality of the services to be provided by TAML; and (ii) the costs of the services to be provided by TAML. The Boards further reviewed and considered information provided by management showing the expected impact of hiring TAML on the Investment Manager’s profitability consistent with the Manager of Managers Order. The Boards also considered that management proposed that the Boards approve each TAML Sub-Advisory Agreement in order to facilitate portfolio management team changes, effective March 31, 2024. The Boards reviewed and further considered the form of TAML Sub-Advisory Agreement and the terms of the TAML Sub-Advisory Agreements, which were discussed at the February Board Meeting, noting that the terms and conditions of the TAML Sub-Advisory Agreements were identical (except with respect to the sub-advisory fee) to the terms and conditions of sub-advisory agreements for other Franklin Templeton (FT) mutual funds.

In approving the TAML Sub-Advisory Agreements, each Board, including a majority of the Independent Trustees/Directors, determined that the hiring of TAML is in the best interests of the applicable Fund and its shareholders and does not involve a conflict of interest from which the Investment Manager or TAML derives an inappropriate advantage. The Boards also determined that the terms of the TAML Sub-Advisory Agreements are fair and reasonable. While attention was given to all information furnished, the following discusses some primary factors relevant to the Boards’ determinations.

Nature, Extent and Quality of Services

The Boards reviewed and considered information regarding the nature, extent and quality of investment management services to be provided by TAML and currently being provided by the Investment Manager and its affiliates to each Fund and its shareholders. In doing so, the Boards noted that the Funds employ a “manager of managers” structure pursuant to the Manager of Managers Order granted to the Investment Manager by the SEC, whereby the Investment Manager and a Fund may, without shareholder approval, enter into sub-advisory agreements with sub-advisors that are indirect or direct wholly owned subsidiaries of FRI. In particular, with respect to TAML, the Boards took into account that the new portfolio manager proposed to serve as a portfolio manager for the Funds is an employee of TAML. The Boards reviewed and considered information regarding the nature, quality and extent of investment sub-advisory services to be provided by TAML to each Fund and its shareholders under the TAML Sub-Advisory Agreements; TAML’s experience as a manager of other funds and accounts, including those within the FT organization; the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of TAML and TAML’s capabilities, as demonstrated by, among other things, its policies and procedures reasonably designed to prevent violations of the federal securities laws.

The Boards also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the FT family of funds. The Boards noted the financial position of FRI, the parent of the Investment Manager and TAML, and its commitment to the mutual fund business as evidenced by its reassessment of fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the FT organization. The Boards specifically noted FT’s commitment to technological innovation and advancement and investments to promote alternative investing.

Following consideration of such information, each Board was satisfied with the nature, extent and quality of services to be provided by TAML to the applicable Fund and its shareholders.

Fund Performance

Each Board noted its review and consideration of and conclusions made regarding the performance results of the applicable Fund in connection with the 2023 annual contract renewals (“Annual Contract Renewal”) of the Fund’s investment management agreement and at regular Board meetings throughout the year.

Comparative Fees and Expenses

Each Board reviewed and considered information regarding the investment sub-advisory fee to be charged by TAML. The Boards noted that the addition of TAML will have no impact on the amount of management fees that are currently paid by the Funds as TAML will be paid by the Investment Manager out of the management fee that the Investment Manager receives from the Funds. The Boards further noted that the allocation of the fee between the Investment Manager and TAML reflected the services to be provided by TAML. Each Board concluded that the proposed investment sub-advisory fee to be paid to TAML is reasonable.

Management Profitability and Economies of Scale

The Boards noted management’s belief that the Investment Manager’s profitability is not expected to materially change as a result of the addition of TAML. Each Board determined that its conclusions regarding profitability and economies of scale reached in connection with the Annual Contract Renewal of the investment management agreement with the Investment Manager had not changed as a result of the proposal to approve the TAML Sub-Advisory Agreement.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, each Board unanimously approved the TAML Sub-Advisory Agreement for the applicable Fund for an initial two-year period.

ADDITIONAL INFORMATION ABOUT THE FUNDS

The Investment Manager

Global Advisors currently serves as the Funds’ investment manager pursuant to amended and restated investment management agreements between Global Advisors and the Trust, on behalf of the World Fund dated June 1, 2018, and between Global Advisors and TGF dated December 29, 2017.  The Boards most recently voted to renew the investment management agreements for the Funds on May 22, 2024.  Global Advisor’s principal offices are located at Lyford Cay, Nassau, Bahamas.  Global Advisors is an indirect, wholly owned subsidiary of FRI.  Further information about FRI and its principal shareholders can be found above under “INFORMATION ABOUT TAML.”

The Trustees/Directors who are interested persons of Global Advisors or its affiliates and certain officers of the Trust or TGF who are shareholders of FRI are not compensated by the Trust or TGF for their services, but may receive indirect remuneration due to their participation in management, advisory and other fees received by Global Advisors and its affiliates from the Funds.

The Trust, on behalf of the World Fund, and TGF each employ Global Advisors to manage the investment and reinvestment of the Funds’ assets, to administer its affairs and to provide or procure, as applicable, administrative and other services, subject to the oversight of the Boards.  Under the management agreements, Global Advisors has the authority to make all determinations with respect to the investment of the Funds’ assets and the purchase and sale of its investment securities.  Global Advisors also may place orders for the execution of the Funds’ securities transactions.  In addition, Global Advisors has the authority and discretion to delegate its investment management responsibilities through the appointment of one or more sub-advisors.  In allocating the Funds’ assets, Global Advisors has discretion to not allocate any assets to one or more sub-advisors at any time.

The World Fund pays Global Advisors a fee equal to an annual rate of:

•         0.705% of the value of net assets up to and including $1 billion;

•         0.690% of the value of net assets over $1 billion up to and including $5 billion;

•         0.675% of the value of net assets over $5 billion, up to and including $10 billion;

•         0.655% of the value of net assets over $10 billion, up to and including $15 billion;

•         0.635% of the value of net assets over $15 billion, up to and including $20 billion;

•         0.615% of the value of net assets over $20 billion

TGF pays Global Advisors a fee equal to an annual rate of:

•         0.780% of the value of net assets up to and including $200 million;

•         0.765% of the value of net assets over $200 million, up to and including $700 million;

•         0.730% of the value of net assets over $700 million, up to and including $1 billion;

•         0.715% of the value of net assets over $1 billion, up to and including $1.2 billion;

•         0.690% of the value of net assets over $1.2 billion, up to and including $5 billion;

•         0.675% of the value of net assets over $5 billion, up to and including $10 billion;

•         0.655% of the value of net assets over $10 billion, up to and including $15 billion;

•         0.635% of the value of net assets over $15 billion, up to and including $20 billion;

•         0.615% of the value of net assets over $20 billion, up to and including $25 billion;

•         0.605% of the value of net assets over $25 billion, up to and including $30 billion;

•         0.595% of the value of net assets over $30 billion, up to and including $35 billion;

•         0.585% of the value of net assets over $35 billion, up to and including $40 billion;

•         0.575% of the value of net assets over $40 billion, up to and including $45 billion; and

•         0.565% of the value of net assets in excess of $45 billion

The fee is calculated daily and paid monthly according to the terms of the management agreement.  Each class of the Fund’s shares pays its proportionate share of the fee.

For the fiscal year ended August 31, 2023, Global Advisors contractually agreed to reduce its fees to reflect reduced services resulting from the Funds’ investments in Franklin Templeton affiliated funds. In addition, the transfer agency fees on Class R6 shares of the Funds’ have been capped so that transfer agency fees for that class do not exceed 0.03% until December 31, 2024.

The investment management fee, as a percentage of each Fund’s net assets, for the fiscal year ended August 31, 2023, was 0.70% for the World Fund, and 0.69% for TGF. For the fiscal year ended August 31, 2023, the aggregate amount of the investment management fees paid by the World Fund and TGF to Global Advisors was $15,876,012 and $55,276,260 (after fee waivers/expenses reimbursed), respectively. Investment management fees for the World Fund and TGF before waivers totaled $15,876,060 and $55,378,327, respectively.

TAML began serving as a sub-advisor to the Funds effective March 31, 2024.  Prior to the appointment of TAML as a sub-advisor, the Funds had no sub-advisors.  Global Advisors compensates TAML for providing investment management advice (which may include research and analysis services).

The Administrator

The administrator for the Funds is FT Services, with offices at One Franklin Parkway, San Mateo, California 94403-1906.  FT Services is an indirect, wholly owned subsidiary of FRI and an affiliate of Global Advisors and TAML.  The fee for administrative services provided by FT Services is paid by Global Advisors based on the Fund’s average daily net assets, and is not an additional expense of the Funds. For the fiscal year ended August 31, 2023, Global Advisors paid FT Services administrative fees of $2,256,627 and $6,469,139 for the World Fund and TGF, respectively.  FT Services will continue to provide administrative services to the Funds.

The Principal Underwriter

The principal underwriter for the Funds is Franklin Distributors, LLC (“Distributors”), One Franklin Parkway, San Mateo, California 94403-1906.  As principal underwriter, Distributors receives underwriting commissions and 12b-1 fees pursuant to separate Rule 12b-1 plans adopted by the Boards for the Funds, which fees are used for, among other things, service fees paid to securities dealers, advertising expenses and the costs of printing sales material and prospectuses.

For the fiscal year ended August 31, 2023, the aggregate amount of 12b-1 fees received by Distributors from the Funds’ Class A, Class C and Class R shares was $5,325,299 and 19,309,256 for the World Fund and TGF, respectively, substantially all of which was paid to third-party financial intermediaries.

Distributors does not receive compensation from the Funds for acting as the principal underwriter with respect to the Fund’s Class R6 or Advisor Class shares.

Distributors will continue to act as the principal underwriter for the Funds.

The Transfer Agent

The transfer agent, dividend-paying agent and shareholder servicing agent for the Funds is Franklin Templeton Investor Services, LLC (“FTIS”), located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313.

FTIS will continue to act as the transfer agent, dividend-paying agent and shareholder servicing agent for the Funds.

Other Matters

The Funds’ most recent audited financial statements and annual report and the most recent semi-annual report to shareholders succeeding the annual report, if any, are available free of charge.  To obtain a copy, please call (800) DIAL BEN/(800) 342-5236 or send a written request to Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151.

Principal Shareholders

The outstanding shares and classes of the Funds as of June 21, 2024, are set forth in
Exhibit C.  To the knowledge of the Funds’ management, as of June 21, 2024, there were no other entities, except as set forth in Exhibit C, owning beneficially more than 5% of the outstanding shares of any class of the Funds.

In addition, to the knowledge of the Trust’s management, as of June 21, 2024, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund and class. The board members may own shares in other funds in Franklin Templeton.

Contacting the Boards

If a shareholder wishes to send a communication to the Boards, such correspondence should be in writing and addressed to the Boards at the Funds’ offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention:  Co-Secretary.  The correspondence will be given to the Boards for review and consideration.

EXHIBIT A

Comparable Funds Advised or Sub-Advised by TAML

Name of Comparable Fund	Net Assets of Fund (as of May 31, 2024 – in millions)	Investment Management/Sub-Advisory Fee (annually, as a % of average daily net assets)	Investment Management/Sub-Advisory Fee Waived, Reduced or Compensation Otherwise Reduced? (Yes/No)
Templeton Growth VIP Fund, series of Franklin Templeton Variable Insurance Products Trust	$388.7	25% of the “net investment advisory fee” paid by each Fund to Global Advisors

Yes – The Investment Manager has agreed to waive fees and/or reimburse operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses, interest expense and certain non-routine expenses or costs, such as those relating to litigation, indemnification, reorganizations and liquidations) for the Fund so that the ratio of total annual fund operating expenses will not exceed 0.87% for each share class. The Investment Manager has also agreed to reduce its fees to reflect reduced services resulting from the Fund’s investments in Franklin Templeton affiliated funds. These arrangements are expected to continue until April 30, 2025.

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EXHIBIT B

FORM OF

SUB-ADVISORY AGREEMENT

[__________________] TRUST

on behalf of

[__________________] FUND

THIS SUB-ADVISORY AGREEMENT (the “Agreement”), made as of the [___] day of [_______], 2024, by and between Templeton Global Advisors Limited, a limited liability company existing under the laws of the Bahamas (“TGAL”), and TEMPLETON ASSET MANAGEMENT LTD, a limited liability company existing under the laws of Singapore (“TAML”).

W I T N E S E T H

WHEREAS, TGAL and TAML are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and are engaged in the business of supplying investment management services, as an independent contractor;

WHEREAS, TGAL, pursuant to an [amended and restated] investment management agreement (“Investment Management Agreement”), has been retained to render investment management services to the [____________] (the “Fund”), a series of [_____________] (the “Trust”), an investment management company registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, TGAL desires to retain TAML to render investment advisory, research and related services to the Fund pursuant to the terms and provisions of this Agreement, and TAML is interested in furnishing said services.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.                   TGAL hereby retains TAML, and TAML hereby accepts such engagement, to furnish certain investment advisory services with respect to the assets of the Fund, as more fully set forth herein.

(a)        Subject to the overall policies, direction and review of the Trust’s Board of Trustees (the “Board”) and to the instructions and supervision of TGAL, TAML agrees to provide certain investment advisory services with respect to securities and investments and cash equivalents in the Fund. TGAL will continue to have full responsibility for all investment advisory services provided to the Fund, including determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the investment securities within the Fund shall be exercised.

(b)        Both TAML and TGAL may place all purchase and sale orders on behalf of the Fund.

(c)        Unless otherwise instructed by TGAL or the Board, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by TGAL or by the Board, TAML shall report daily all transactions effected by TAML on behalf of the Fund to TGAL and to other entities as reasonably directed by TGAL or the Board.

(d)        For the term of this Agreement, TAML shall provide the Board at least quarterly, in advance of the regular meetings of the Board, a report of its activities hereunder on behalf of the Fund for the next quarter, all in such form and detail as requested by the Board. Any team members shall also be available to attend such meetings of the Board as the Board may reasonably request.

(e)        In performing its services under this Agreement, TAML shall adhere to the Fund’s investment objective, policies and restrictions as contained in the Fund’s Prospectus and Statement of Additional Information, and in the Trust’s Amended and Restated Agreement and Declaration of Trust, and to the investment guidelines most recently established by TGAL and shall comply with the provisions of the 1940 Act and the rules and regulations of the SEC thereunder in all material respects and with the provisions of the United States Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies.

(f)        In carrying out its duties hereunder, TAML shall comply with all reasonable instructions of the Fund or TGAL in connection therewith.

2.         In performing the services described above, TAML shall use its best efforts to obtain for the Fund the most favorable price and execution available. Subject to prior authorization of appropriate policies and procedures by the Board, TAML may, to the extent authorized by law and in accordance with the terms of the Fund’s Investment Management Agreement, Prospectus and Statement of Additional Information, cause the Fund to pay a broker who provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, in recognition of the brokerage and research services that such broker provides, viewed in terms of either the particular transaction or TAML’s overall responsibilities with respect to accounts managed by TAML. TAML may use for the benefit of its other clients any such brokerage and research services that TAML obtains from brokers or dealers. To the extent authorized by applicable law, TAML shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

3.         (a)        TGAL shall pay to TAML a monthly fee in U.S. dollars equal to 25% of the net investment advisory fee payable by the Fund to TGAL (the “Net Investment Advisory Fee”), calculated daily, as compensation for the services rendered and obligations assumed by TAML during the preceding month.

For purposes of this Agreement, the Net Investment Advisory Fee payable by the Fund to TGAL shall equal (i) 96% of an amount equal to the total investment management fees payable to TGAL, minus any Fund fees and/or expenses waived or reimbursed by TGAL, minus (ii) any fees payable by TGAL to Franklin Templeton Services, LLC for fund administrative services.

The sub-advisory fee under this Agreement shall be payable on the first business day of the first month following the effective day of this Agreement and shall be reduced by the amount of any advance payments made by TGAL relating to the previous month.

(b)        If this Agreement is terminated prior to the end of any month, the monthly fee shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month, and shall be payable within 10 days after the date of termination.

4.         It is understood that the services provided by TAML are not to be deemed exclusive. TGAL acknowledges that TAML may have investment responsibilities, render investment advice to, or perform other investment advisory services to other investment companies and clients, which may invest in the same type of securities as the Fund (collectively, “Clients”). TGAL agrees that TAML may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Fund. In providing services, TAML may use information furnished by others to TGAL and TAML in providing services to other such Clients.

5.         TAML agrees to use its best efforts in performing the services to be provided by it pursuant to this Agreement.

6.         During the term of this Agreement, TAML will pay all expenses incurred by it in connection with the services to be provided by it under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. The Fund and TGAL will be responsible for all of their respective expenses and liabilities.

7.         TAML shall, unless otherwise expressly provided and authorized, have no authority to act for or represent TGAL or the Fund in any way, or in any way be deemed an agent for TGAL or the Fund.

8.         TAML will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where TAML may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

9.         This Agreement shall become effective as of the date first written above and shall continue in effect for two years. If not sooner terminated, this Agreement shall continue in effect for successive periods not exceeding 12 months each thereafter, provided that each such continuance shall be specifically approved at least annually by the vote of a majority of the Trust’s Board of Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast at a meeting called for the purpose of voting on such approval, and either the vote of (a) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (b) a majority of the Trust’s Board of Trustees as a whole.

10.       (a)        Notwithstanding the foregoing, this Agreement may be terminated (i) at any time, without the payment of any penalty, by the Board upon written notice to TGAL and TAML, or by vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (ii) by TGAL or TAML upon not less than sixty (60) days’ written notice to the other party.

(b)        This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the 1940 Act, and in the event of any termination or assignment of the Investment Management Agreement between TGAL and the Fund. (“Assignment” has the meaning set forth in the 1940 Act.)

11.       (a)        In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of TAML, neither TAML nor any of its directors, officers, employees or affiliates shall be subject to liability to TGAL, the Trust or the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

(b)        Notwithstanding paragraph 11(a), to the extent that TGAL is found by a court of competent jurisdiction, or the SEC or any other regulatory agency, to be liable to the Fund or any shareholder (a “liability”) for any acts undertaken by TAML pursuant to authority delegated as described in Paragraph 1(a), TAML shall indemnify TGAL and each of its affiliates, officers, directors and employees (each a “Franklin Indemnified Party”) harmless from, against, for and in respect of all losses, damages, costs and expenses incurred by a Franklin Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Franklin Indemnified Party, in connection with such liability.

(c)        No provision of this Agreement shall be construed to protect any director or officer of TGAL or TAML from liability in violation of Sections 17(h) or (i), respectively, of the 1940 Act.

12.       In compliance with the requirements of Rule 31a-3 under the 1940 Act, TAML hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund, or to any third party at the Fund’s direction, any of such records upon the Fund’s request. TAML further agrees to preserve for periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

13.       Upon termination of TAML’s engagement under this Agreement or at the Fund’s direction, TAML shall forthwith deliver to the Fund, or to any third party at the Fund’s direction, all records, documents and books of accounts which are in the possession or control of TAML and relate directly and exclusively to the performance by TAML of its obligations under this Agreement; provided, however, that TAML shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with applicable laws, in which case TAML shall provide the Fund or a designated third party with copies of such retained documents unless providing such copies would contravene such rules, regulations and laws.

Termination of this Agreement or TAML’s engagement hereunder shall be without prejudice to the rights and liabilities created hereunder prior to such termination.

14.       If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, in whole or in part, the other provisions hereof shall remain in full force and effect. Invalid provisions shall, in accordance with the intent and purpose of this Agreement, be replaced by such valid provisions which in their economic effect come as closely as legally possible to such invalid provisions.

15.       Any notice or other communication required to be given pursuant to this Agreement shall be in writing and given by personal delivery, pre-paid registered mail or nationally-recognized overnight delivery service, or by facsimile transmission and shall be effective upon receipt. Notices and communications shall be given:

(i)         to TGAL:

[_________________]

[_________________]

(ii)        to TAML :

[_________________]

[_________________]

16.       This Agreement shall be interpreted in accordance with and governed by the laws of the State of California.

17.       TAML acknowledges that it has received notice of and accepts the limitations of the Trust’s liability as set forth in its Amended and Restated Agreement and Declaration of Trust. TAML agrees that the Trust’s obligations hereunder shall be limited to the assets of the Fund; that no other series of the Trust shall be liable with respect to this Agreement or in connection with the matters contemplated herein; and that TAML shall not seek satisfaction of any such obligation from any shareholders of the Trust, the Fund nor from any trustee, officer, employee or agent of the Trust, or from any other series of the Trust.

18.       Where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers.

Templeton Global Advisors Limited

By:

Name:

Title:

TEMPLETON ASSET MANAGEMENT LTD

By:

Name:

Title:

EXHIBIT C

OUTSTANDING SHARES OF THE Funds

AS OF June 21, 2024

Templeton World Fund	Outstanding Shares
Class A Shares	150,152,819.868
Class C Shares	377,526.093
Class R6 Shares	1,524,270.725
Advisor Class Shares	7,222,540.255
Total	159,277,156.941

Templeton Growth Fund, Inc.	Outstanding Shares
Class A Shares	210,748,318.961
Class C Shares	1,065,001.81
Class R Shares	2,009,376.052
Class R6 Shares	10,683,839.495
Advisor Class Shares	6,901,837.139
Total	231,408,373.457

5% SHAREHOLDERS

Entities Owning Beneficially more than Five Percent (5%) of the Outstanding Shares of any Class of the Funds as of June 21, 2024

Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Templeton World Fund
Class A Shares	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 631313710	9,342,981.814	6.22
	NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPARTMENT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY NJ 073101995	7,619,471.567	5.07
Class R6 Shares	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 631313710	1,166,016.495	76.50
	NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPARTMENT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY NJ 073101995	91,024.468	5.97
Advisor Class Shares	LPL FINANCIAL A C 1000-0005 OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 921213091	2,329,590.676	32.25
	WFCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 631032523	734,922.02	10.18
	CHARLES SCHWAB & CO WRAP ACCOUNT 211 MAIN ST SAN FRANCISCO CA 941051905	646,862.525	8.96
	NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPARTMENT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY NJ 073101995	619,603.313	8.58
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 073990001	498,305.687	6.90
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BEN OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 100041901	379,475	5.25
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 337161102	367,272.329	5.09
Templeton Growth Fund, Inc.
Class A Shares	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 631313710	19,046,112.785	9.04
	CATHAY UNITED BANK-CATHAY LIFE INVESTMENT LINK PRODUCT ACCOUNT 2F NO 7 SONGREN ROAD TAIPEI CITY TAIWAN 11073	11,297,732.827	5.36
Class C Shares	NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPARTMENT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY NJ 073101995	6,6238.98	6.22
Class R Shares	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 105 ROSEMONT RD WESTWOOD MA 020902318	1,615,687.297	80.41
Class R6 Shares	FT COREFOLIO ALLOCATION FUND F/T FUND ALLOCATOR SERIES C/O FUND ACCOUNTING 500 E BROWARD BLVD FORT LAUDERDALE FL 333943000	8,902,394.262	83.33
	EDWARD JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 631313710	1,409,788.928	13.20
Advisor Class Shares	CHARLES SCHWAB & CO WRAP ACCOUNT 211 MAIN ST SAN FRANCISCO CA 941051905	962,399.731	13.94
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 337161102	663,489.34	9.61
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 073990001	636,751.694	9.23
	NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPARTMENT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY NJ 073101995	635,445.84	9.21
	LPL FINANCIAL A C 1000-0005 OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 921213091	532,325.541	7.71
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BEN OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 100041901	518,678.864	7.52
	WFCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 631032523	421,968.284	6.11

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TGOF STMT 06/24

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